PROFILE

                                                          Of The

                                                   DREYFUS/TRANSAMERICA
                                                     TRIPLE ADVANTAGE(R)

                                                     VARIABLE ANNUITY
                                                         Issued By
                                                  FIRST TRANSAMERICA LIFE
                                                     INSURANCE COMPANY
                                                     November 1, 1996

                              This  Profile  is a  summary  of some of the  more
                               important points that you should know and consider before purchasing a Policy.
                              The Policy is more fully described in the full Prospectus which accompanies this Profile. Please read the Prospectus carefully.


1. The Annuity Policy. The Dreyfus/Transamerica Triple Advantage is an annuity policy or a contract between you and First Transamerica Life Insurance Company. In the Policy you can invest, on a tax-deferred basis, in your choice of thirteen mutual funds ("Portfolios") in the Variable
Account.  You could gain or lose money you invest in the Portfolios.

         The Policy is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can invest additional premiums in the Policy, transfer your money among the Portfolios, and withdraw some or all of your investment. During this phase your earnings accumulate on a tax-deferred basis, but if you withdraw money some or all of it may be taxable.

         During the annuity phase Transamerica will make periodic payments to you out of your Policy Value. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the Portfolio(s) you select. You can choose among payments for your lifetime, or payments for the longer of your lifetime or a guaranteed period of 10, 15, or 20 years, or payments for your lifetime and the lifetime of another person.

3. Purchasing a Policy. Generally you must invest at least $5,000 to purchase a Policy, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your Policy during the Free Look Period explained in item 10 on page 5 of this Profile.

         The Dreyfus/Transamerica Triple Advantage is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. People in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the Policy for short-term purposes or if you cannot take the risk of losing some of your investment.

4.       Investment Options.   You can invest your premiums in any of the
following thirteen Portfolios:

   Money Market                       Socially Responsible Growth
 .  Managed Assets                              Growth and Income
   Zero Coupon 2000                            International Equity
   Quality Bond                                International Value
   Small Cap                                   Disciplined Stock
   Capital Appreciation                        Small Company Stock
   Stock Index

         These Portfolios are described in their own prospectuses. You can earn or lose money in any of these Portfolios.

         5. Expenses. The Policy provides many benefits and features that you do not get with a regular mutual fund or CD investment, and it costs Transamerica money to provide these benefits, so
there are charges in connection with the Policy.

         If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested.

         Once each year we deduct a policy fee of no more than $30 (there is no fee if your Policy Value is over $50,000).

         Insurance and administrative charges of 1.40% per year are charged against the average daily value of your Policy. Fees are also deducted by the Portfolios' managers, which vary from 0.25% to 1.00% per year of the amounts in the Portfolios.

         The following chart shows all of these charges . The $30 annual policy fee is included in the first column as a charge of 0.07% of the policy value. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1,000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years.

         Year 1 includes the withdrawal charge and year 10 does not.

EXAMPLES:

                                                                                          Total                Total
Variable Account              Annual              Annual               Total              Expenses at          Expenses at
Portfolio/                    Insurance           Portfolio            Annual             end of 1             end of 10
Sub-Account                   Charges             Charges              Charges            Year                 Years


        1




$241.89arket

Managed Assets                1.47%               0.94%                2.41%              $79.95               $274.45

Zero Coupon 2000              1.47%               0.68%                2.15%              $77.50               $248.08

Quality Bond                  1.47%               0.81%                2.28%              $78.72               $261.36

Small Cap                     1.47%               0.83%                2.30%              $78.91               $263.38

Capital Appreciation          1.47%               0.85%                2.32%              $79.10               $265.40

Stock Index                   1.47%               0.39%                1.86%              $74.76               $217.78

Socially Responsible          1.47%               1.27%                2.74%              $83.05               $306.87

Growth & Income               1.47%               0.92%                2.39%              $79.76               $272.45

International Equity          1.47%               1.59%                3.06%              $86.04               $337.22

International Value           1.47%               1.50%                2.97%              $85.20               $328.79

Disciplined Stock             1.47%               1.00%                2.47%              $80.51               $280.43

Small Company                 1.47%               1.00%                2.47%              $80.51               $280.43


The Annual Portfolio Charges above may reflect expense reimbursements and fee waivers by the Portfolios' investment advisers. See the Variable Account Fee Table on page 10 of the Triple Advantage prospectus for more detailed information.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the policy value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply to the withdrawn earnings.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. After the first year, there is a "Free Withdrawal Amount" that can be taken once a year, each year, without a withdrawal charge. The Free Withdrawal Amount is the greater of (a) 10% of the premiums that have been in the contract for at least one year, or (b) the accumulated earnings on your premiums not previously withdrawn. For other money withdrawn, there may be a withdrawal charge of up to 6% of your premiums, but there is no withdrawal charge for money that has been in the policy for seven years. Each new premium has its own seven year withdrawal charge period.

You may have to pay taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

8. Past Investment Performance. The value of the money you allocate to the Portfolio(s) will go up or down, depending on the investment performance of the Portfolios you pick.
 The following
chart shows the past investment performance on a year by year basis. These figures have already been reduced by the insurance charges, the policy fee, the fund manager's fee and all the expenses of the mutual fund portfolio. But these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.

                                                       CALENDAR YEAR



SUB-ACCOUNT                  1995           1994           1993            1992           1991           1990           1989
-----------                  ----           ----           ----            ----           ----           ----           ----

Money Market                 4.21%          3.00%          1.86%           2.71%          4.54%          1.99%*         N/A

Managed Assets               (0.48%)        (3.48%)        26.74%          (0.41%)        8.99%          1.38%*         N/A

Zero Coupon 2000             16.35%         (5.41%)        13.52%          7.29%          17.14%         6.28%*         N/A

Quality Bond                 18.91%         (6.17%)        13.66%          10.45%         12.47%         1.92%*         N/A

Small Cap                    28.84%         4.95%          65.77%          68.98%         156.07%        1.63%*         N/A

Capital Appreciation         32.82%         1.45%          5.64%**         N/A            N/A            N/A            N/A

Stock Index                  35.92%         (0.60%)        7.75%           5.55%          27.98%         (6.52%)        3.55%****

Socially Responsible         33.67%         (0.08%)        6.69%***        N/A            N/A            N/A            N/A

Growth and Income            59.58%         N/A            N/A             N/A            N/A            N/A            N/A

International Equity         6.62%          N/A            N/A             N/A            N/A            N/A            N/A

International
Value*****                   N/A            N/A            N/A             N/A            N/A            N/A            N/A

Disciplined
Stock*****                   N/A            N/A            N/A             N/A            N/A            N/A            N/A

Small Company
Stock*****                   N/A            N/A            N/A             N/A            N/A            N/A            N/A


  *       Inception (8-31-90).
**        Inception (4-5-93).
***       Inception (10-7-93).
****      Inception (9-29-89).
*****     Inception (5-1-96) no returns available.

9. Death Benefit. If you die during the accumulation phase, then your beneficiary will receive a death benefit.

          If death occurs before age 85, the death benefit will be the greatest of: (1), the Policy Value; (2) the Premiums you've paid, less any amounts you have withdrawn (less any applicable premium taxes); or (3) the highest Policy Value on any anniversary of your purchase of the Policy (adjusted for additional investments and withdrawals since that anniversary, and less premium taxes). After age 85, the death benefit is the Policy Value.

10. Other Information. The Dreyfus/Transamerica Triple Advantage variable annuity offers other features you might be interested in. These features may not be suitable for your particular situation. Some of these features include:

          FREE LOOK. After you get your Policy, you have ten days to look it over and decide if it is really right for you. If you decide not to keep the Policy, you can cancel it during this period, and you will get back your full Policy Value (this may be more or less than your investment), and no withdrawal charge will be deducted.

          DOLLAR COST AVERAGING. You can instruct Transamerica to automatically transfer amounts from the premiums you allocated to the Money Market or Quality Bond Sub-Accounts to any of the other Sub-Accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single one time investment.

          SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have Transamerica send you money automatically each month out of your Policy Value during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax under age 59 1/2 ).

          AUTOMATIC PAYOUT OPTION. Certain pension and retirement plans require that certain amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

11.       INQUIRIES.   You can get more information and have your questions
answered by
writing or calling:

          Transamerica Annuity Service Center
          P.O. Box 31728
          Charlotte, North Carolina 28231-1728
          (800) 258-4261

                                              ["Front Maroon Cover"]


                                     PROSPECTUS FOR

                         DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                         May 1, 1996, revised November 1, 1996

                              A Variable Annuity Issued by
                                   First Transamerica
                                 Life Insurance Company

                            Including Fund Prospectuses for

                            DREYFUS VARIABLE INVESTMENT FUND
                                    November 1, 1996
                   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                                       May 1, 1996
                                 DREYFUS STOCK INDEX FUND
                         May 1, 1996, revised September 1, 1996

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                                VARIABLE ANNUITY
                                    Issued by
                        FIRST TRANSAMERICA LIFE INSURANCE
                  COMPANY 575 Fifth Avenue, New York, New York,
                             10017, (212) 682-8740.


          This Prospectus describes the Dreyfus/Transamerica Triple Advantage Variable Annuity, a variable annuity policy ("Policy") issued by First Transamerica Life Insurance Company ("Transamerica"). The Policy is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes.

          The Policy Value will accumulate on a variable basis in Transamerica Separate Account VA-2LNY (the "Variable Account").

          The Owner bears the entire investment risk under this Policy. There is no guaranteed or minimum withdrawal value; the Cash Surrender Value or Annuity Purchase Amount could be less than the Premiums invested in the Policy.
                                                          -------

          This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Policy is available free by writing First Transamerica Life Insurance Company, Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231-1728 or by calling (800) 258-4261. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this prospectus carefully and retain it for future reference.
                   The date of this Prospectus is May 1, 1996,
                            revised November 1, 1996

This Prospectus must be accompanied by current Prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc.

-----------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN
WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR
OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
-----------------------------------------------------------------------------

An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investing in the Policy involves certain investment risks, including possible loss of principal.

          The Policy provides for monthly Annuity Payments to be made by Transamerica on a fixed or a variable or combination of a fixed and variable basis for the life of the Annuitant or for some other period, beginning on the first day of the month following the Annuity Date selected by the Owner. Prior to the Annuity Date, the Owner can transfer amounts among the Sub-Accounts of the Variable Account. Some prohibitions and restrictions apply. After the Annuity Date, some transfers are permitted among the Sub-Accounts if the Owner selects a Variable Annuity Payment Option. Before the Annuity Date, the Owner can also elect to withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from Transamerica; however, withdrawals may be subject to a Contingent Deferred Sales Load, premium taxes, federal tax and/or a tax penalty and, upon surrender, the annual Policy Fee will also be deducted.
          The Variable Account is divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific Portfolio. Thirteen Portfolios are available for investment under the Policies: Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, and Small Company Stock Portfolios of Dreyfus Variable Investment Fund; Dreyfus Stock Index Fund; and The Dreyfus Socially Responsible Growth Fund, Inc. Certain fees and expenses are charged against the assets of each Portfolio. The Policy Value and the amount of any Variable Annuity payments will vary to reflect the investment performance of the Sub-Account(s) selected by the Owner and the deduction of the Policy charges described under "Charges and Deductions" on page 29. For more information about the Funds, see "The Funds" on page 18 and the accompanying Funds' prospectuses.
          The Initial Premium for the Policy must be at least $5,000 and each additional Premium must be at least $500, unless an automatic payment plan is selected. The prior approval of Transamerica is required before total Premiums for any Policy in excess of $1,000,000 will be accepted.

TABLE OF CONTENTS
                                                                           Page
DEFINITIONS...............................................................5
SUMMARY...................................................................7
CONDENSED FINANCIAL INFORMATION..........................................15
PERFORMANCE DATA.........................................................16
FIRST TRANSAMERICA LIFE INSURANCE COMPANY AND THE VARIABLE
 ACCOUNT.................................................................18
         First Transamerica Life Insurance Company.......................18
         Published Ratings...............................................18
         The Variable Account............................................18
THE FUNDS................................................................18
THE POLICY...............................................................22
         Qualified Policies..............................................22
POLICY APPLICATION AND PREMIUMS..........................................22
         Premiums........................................................22
         Allocation of Premiums..........................................23
POLICY VALUE.............................................................23
TRANSFERS................................................................24
         Before the Annuity Date.........................................24
         Possible Restrictions...........................................24
         Dollar Cost Averaging...........................................25
         After the Annuity Date..........................................25
CASH WITHDRAWALS.........................................................25
         Withdrawals.....................................................25
         Systematic Withdrawal Option....................................26
         Automatic Payout Option.........................................27
DEATH BENEFIT............................................................27
         Payment of Death Benefit........................................28
         Designation of Beneficiaries....................................28
         Death of Annuitant Prior to the Annuity Date....................28
         Death of Owner Prior to the Annuity Date........................28
         Death of Annuitant or Owner After the Annuity Date..............28
CHARGES AND DEDUCTIONS...................................................29
         Contingent Deferred Sales Load..................................29
         Administrative Charges..........................................30
         Mortality and Expense Risk Charge...............................30
         Premium Taxes...................................................31
         Transfer Fee....................................................31
         Systematic Withdrawal Option....................................31
         Taxes...........................................................31
         Portfolio Expenses..............................................31
ANNUITY PAYMENTS.........................................................31
         Annuity Date....................................................31
         Annuity Payment.................................................31
         Election of Annuity Forms and Payment Options...................32
         Annuity Payment Options.........................................32
         Fixed Annuity Payment Option....................................32
         Variable Annuity Payment Option.................................33
         Annuity Forms...................................................33

         Alternate Fixed Annuity Rates...................................34
FEDERAL TAX MATTERS......................................................34
         Introduction....................................................34
         Taxation of Annuities...........................................35
         Possible Change in Taxation.....................................36
         Other Tax Consequences..........................................36
         Individual Retirement Annuities.................................37
         Restrictions under Qualified Policies...........................37
         In General......................................................37
DISTRIBUTION OF THE POLICY...............................................37
LEGAL PROCEEDINGS........................................................38
LEGAL MATTERS............................................................38
ACCOUNTANTS..............................................................38
VOTING RIGHTS............................................................38
AVAILABLE INFORMATION....................................................38
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS..................39
APPENDIX A..............................................................A-1
         Example of Variable Accumulation Unit Value Calculations.......A-1
         Example of Variable Annuity Unit Value Calculations............A-1
         Example of Variable Annuity Payment Calculations...............A-1
This Policy is available only in New York.

DEFINITIONS

Active Sub-Account: A Sub-Account of the Variable Account in which the Policy has current value. Annuitant: The person named on the application whose life is used to determine the amount of monthly Annuity Payments on the Annuity Date. Annuitant's Beneficiary: The person or persons named by the Owner who may receive the death benefits under the Policy if: (a) there is no named Contingent Annuitant and the Annuitant dies before the Annuity Date; or (b) the Annuitant dies after the Annuity Date under an Annuity Form containing a period certain option. Annuity Date: The date on which the Annuity Purchase Amount will be applied to provide monthly annuity payments under the Annuity Form and Payment Option selected by the Owner. Monthly annuity payments will start the first day of the month immediately following the Annuity Date. Unless the Annuity Date is changed as allowed by the Policy, the Annuity Date will be as shown in the Policy. The Annuity Date may be changed by the Owner upon 30 days advance written notice to our Service Office. The revised Annuity Date may not be earlier than the first day of the calendar month coinciding with or next following the third Policy Anniversary. The Annuity Date may not be later than the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday. Annuity Payment: An amount paid by Transamerica at regular intervals to the Annuitant and/or any other Payee. It may be on a variable or fixed basis. Annuity Purchase Amount: The amount applied as a single premium to provide an annuity under the Annuity Form and Payment Options available under the Policy. The Annuity Purchase Amount is equal to the Policy Value, less any applicable Contingent Deferred Sales Load, and less any applicable premium taxes. In determining the Annuity Purchase Amount, Transamerica will waive the Contingent Deferred Sales Load if the Annuity Form involves life contingencies. Annuity Year: A one-year period starting on the Annuity Date and, after that, each succeeding one-year period. Cash Surrender
Value: The amount payable to the Owner if the Policy is surrendered on or before the Annuity Date. The Cash Surrender Value is equal to the Policy Value, less the Policy Fee, less any applicable Contingent Deferred Sales Load, and less applicable premium taxes. Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder. Contingent Annuitant:
The person who: (a) becomes the Annuitant if the Annuitant dies before the Annuity Date; or (b) may receive benefits under the Policy if the Annuitant dies after the Annuity Date under an Annuity Form containing a contingent annuity option. A Contingent Annuitant may be designated only if the Owner is not also the Annuitant. Fixed Annuity: An annuity with predetermined payment amounts. Free Look Period: The period of time, currently 10 days, beginning when the Owner has received the Policy, during which the Owner has the right to cancel the Policy. Funds: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. in which the Variable Account currently invests. Inactive Sub-Account: A Sub-Account of the Variable Account in which the Policy has a zero balance. Net Investment Factor: An index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Net Premium: A Premium reduced by any applicable premium tax (including retaliatory premium taxes). Non-Qualified Policy: A Policy other than a Qualified Policy. Owner (Joint Owners): The person or persons who, while living, control(s) all rights and benefits under the Policy. Joint Owners own the Policy equally with the right of survivorship. Qualified Policies may not have Joint Owners. Owner's Beneficiary: The person who becomes the Owner of the Policy if the Owner dies. If the Policy has Joint Owners, the surviving Joint Owner will be the Owner's Beneficiary. Payee: The person who receives the Annuity Payments after the Annuity Date. The Payee will be the Annuitant, unless otherwise changed by the Owner. Policy Anniversary: The same month and day as the Policy Date in each calendar year after the calendar year in which the Policy Date occurs.

Policy Date: The effective date of the Policy as shown on the Policy.
Policy Value: The total dollar amount of all Variable Accumulation Units in each Sub-Account of the Variable Account held for the Policy prior to the Annuity Date. The Policy Value is equal to: (a) Net Premiums; plus or minus (b) any increase or decrease in the value of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) the annual Policy Fees (taken at the end of each Policy Year); less (f) any applicable Transfer Fees; and less (g) any withdrawals from the Sub-Accounts. Policy Year: The 12-month period from the Policy Date and ending with the day before the first Policy Anniversary and each twelve month period thereafter. The first Policy Year for any particular Net Premium is the Policy Year in which the Premium is received by the Service Center. Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the Series of Dreyfus Variable Investment Fund underlying a Sub-Account of the Variable Account. Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to Transamerica. Qualified Policy: A Policy used in connection with an individual retirement annuity which receives favorable federal income tax treatment under Section 408 of the Code. Receipt: Receipt and acceptance by Transamerica at its Service Center. Series: Any of the portfolios of Dreyfus Variable Investment Fund available for investment by a Sub-Account under the Policy. Service Center: Transamerica's Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231- 1728 and at telephone (800) 258-4261. Socially Responsible Fund: The Dreyfus Socially Responsible Growth Fund, Inc., a diversified open-end management investment company. Stock Index Fund: Dreyfus Stock Index Fund, a non-diversified open-end management investment company. Sub-Account: A subdivision of the Variable Account investing solely in shares of one of the Portfolios. Valuation Day: Any day the New York Stock Exchange is open for trading and that is a regular business day for our Service Center. Valuation occurs currently as of 4:00 p.m. ET each Valuation Day. Valuation
Period: The time interval between the closing of the New York Stock Exchange on consecutive Valuation Days. Variable Account: Separate Account VA-2LNY, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 4240 of the New York Insurance Law and Regulation 47 (part 50). The Variable Account contains several Sub-Accounts to which all or portions of Net Premiums and transfers may be allocated. Variable Accumulation Unit: A unit of measure used to determine the Policy Value prior to the Annuity Date. The value of a Variable Accumulation Unit varies with each Sub-Account. Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account. Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a Variable Annuity Payment Option. The value of a Variable Annuity Unit varies with each Sub-Account. Variable Fund: Dreyfus Variable Investment Fund, an open-end management investment company. Withdrawals: Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the Owner. Written Notice (or Written Request): A notice or request in writing by the Owner to Transamerica's Service Center. Such a request must contain original signatures; no carbons or photocopies will be accepted. Transamerica reserves the right to accept a facsimile copy.

SUMMARY
The Policy
           The Flexible Premium Multi-Funded Deferred Annuity Policy (the Policy) described in this Prospectus is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes. The Policy may be used in connection with a retirement plan which qualifies as a retirement program under Section 408 of the code, or with non-qualified plans. The Policy is issued by First Transamerica Life Insurance Company ("Transamerica"), a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, having its principal office at 575 Fifth Avenue, Thirty-Sixth Floor, New York, New York, 10017, telephone (212) 682-8740.
         The Policy provides that the Policy Value, after certain adjustments, will be applied to an Annuity Form and Payment Option on a selected future date (the "Annuity Date", page 32).
         The Policy Value will depend on the investment experience of each Sub-Account of the Variable Account selected by the Owner. All payments and values provided under the Policy when based on the investment experience of the Variable Account are variable and are not guaranteed as to dollar amount. Therefore, prior to the Annuity Date the Owner bears the entire investment risk under the Policy.
         There is no guaranteed or minimum Cash Surrender Value, so the proceeds of a surrender could be less than the total Premiums.
         The Initial Premium for each Policy must be at least $5,000 and each additional Premium must be at least $500 (unless an automatic payment plan is selected). In no event, however, may the total of all Premiums under a Policy exceed $1,000,000 without the prior approval of Transamerica.
         An additional Net Premium allocated to an Inactive Sub-Account may not be less than $1,000. (See
"Policy Application and Premiums" page 22.)
The Variable Account
           The Variable Account is a separate account (Separate Account VA-2LNY) that is subdivided into Sub-Accounts. (See "The Variable Account" page 18.) Assets of each Sub-Account are invested in a specified mutual fund Portfolio. Each Sub-Account uses its assets to purchase, at their net asset value, shares of a specific Series of Dreyfus Variable Investment Fund or shares in the Dreyfus Stock Index Fund or in The Dreyfus Socially Responsible Growth Fund, Inc. (together "The Funds"). Thirteen Portfolios are currently available for investment in the Variable Account under the Policy: (1) Money Market, (2) Managed Assets, (3) Zero Coupon 2000, (4) Quality Bond, (5) Small Cap, (6) Capital Appreciation, (7) Growth and Income, (8) International Equity, (9) International Value, (10) Disciplined Stock, and (11) Small Company Stock, each of which is a Series of Dreyfus Variable Investment Fund; (12) the Dreyfus Stock Index Fund; and (13) The Dreyfus Socially Responsible Growth Fund, Inc. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. (See "The Funds" page 18.)
         The Funds pay their investment advisers and administrators certain fees charged against the assets of each Portfolio. The Policy Value, if any, of a Policy and the amount of any Variable Annuity Payments will vary to reflect the investment performance of all of the Sub-Accounts selected by the Owner and the deduction of the charges described under "Charges and Deductions" on page 29. For more information about the Funds, see "The Funds" page 18 and the accompanying Funds' prospectuses. Transfers Before the Annuity Date
           Prior to the Annuity Date, the Owner may transfer values among the Sub-Accounts of the Variable Account. Total transfers are limited to eighteen during a Policy Year. See "Transfers" on page 24 for additional limitations regarding transfers.
         Transamerica currently does not impose a Transfer Fee, but it reserve the right to charge a Transfer Fee for each transfer in excess of twelve made during the same Policy Year. (See "Transfer Fee" page 31.) (For
Transfers after the Annuity Date, see "After the Annuity Date" page 25.) Withdrawals
          All or part of the Cash Surrender Value for a Policy may be withdrawn by the Owner on or before the
Annuity Date. No partial withdrawals will be permitted while the Systematic Withdrawal Option is in effect.
However, amounts withdrawn may be subject to a Contingent Deferred Sales Load depending upon how long the withdrawn Premiums have been held under the Policy. TRANSAMERICA GUARANTEES
THAT THE

AGGREGATE CONTINGENT DEFERRED SALES LOAD WILL NEVER EXCEED 6% OF THE PREMIUMS. (See "Contingent Deferred Sales Load" page 29.) Amounts withdrawn may be subject to a premium tax or similar
tax, depending upon the state in which the Owner lives. Withdrawals may further be subject to any federal, state
or local income tax, and subject to a penalty tax. (See "Federal Tax Matters" page 35.) The annual Policy Fee generally will be deducted on a full surrender of a Policy. (See "Withdrawals" page 26 for additional limitations regarding withdrawals.)
Contingent Deferred Sales Load
           Transamerica does not deduct a sales charge from Premiums (although premium taxes may be deducted). However, if any part of the Policy Value is withdrawn, a Contingent Deferred Sales Load of up to 6% of Premiums withdrawn may be assessed by Transamerica to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. After a Premium has been held by Transamerica for seven Policy Years, the remaining Premium may be withdrawn without charge. Additionally, a withdrawal amount free of Contingent Deferred Sales Load is only available for the first withdrawal in each Policy Year and is equal to the greater of (a) the accumulated earnings not previously withdrawn or (b) 10% of Premiums that are between one and seven Policy Years old. Also, no Contingent Deferred Sales Load is assessed on death or certain annuitizations or on transfers. Other amounts withdrawn may be subject to a Contingent Deferred Sales Load up to 6%. (See "Contingent Deferred Sales Load" page 29 and "Withdrawals" page 26.) Other Charges and Deductions
         Transamerica deducts a daily charge (the "Mortality and Expense Risk Charge") equal to a percentage of the value of the net assets in the Variable Account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the Variable Account attributable to the Policies. (See "Mortality and Expense Risk Charge" page 30.) TRANSAMERICA GUARANTEES THAT THIS MORTALITY AND EXPENSE RISK CHARGE WILL NOT BE INCREASED.
         Transamerica also deducts a daily charge (the "Administrative Expense Charge") equal to a percentage of the value of the net assets in the Variable Account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the Policy and the Variable Account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25%. (See "Administrative Charges" page 30).
         There is also an administrative charge (the "Policy Fee") each year for Policy maintenance. This fee is currently $30 (or 2% of the Policy Value, if less) but will not be assessed for Policy Years in which the Policy Value exceeds $50,000 on the last business day of the Policy Year or as of the date the Policy is surrendered. The Policy Fee will be deducted at the end of the Policy Year or when the Policy is surrendered, if earlier. The Policy Fee may change but it is guaranteed not to exceed $60 (or 2% of the Policy Value, if less) per Policy Year. After the Annuity Date this fee is referred to as the Annuity Fee. The Annuity Fee is $30 and will not change.
(See "Administrative Charges" page 30.)
         Currently, no Transfer Fees are imposed. However, for each transfer in excess of twelve during a Policy Year, a Transfer Fee may be imposed equal to the lesser of $10 or 2% of the amount transferred. (See "Transfer Fee" page 31.)
         Also, New York currently has no premium tax nor retaliatory premium tax. If New York imposes these taxes in the future, or if the Owner is or becomes a resident of a state other than New York where such taxes apply, the charges could be deducted from premiums, from amounts withdrawn, and/or from the Annuity Purchase Amount upon annuitization. (See "Premium Taxes" page 31.)

Variable Account Fee Table
         The purpose of this table is to assist in understanding the various costs and expenses that the Owner will bear directly and indirectly. The table reflects expenses of the Variable Account as well as of the Portfolios. The table assumes that the entire Account Value is in the Variable Account. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions" on page 29 of this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable. Contract Transaction Expenses(1)
         Sales Load Imposed on Purchase Payments                              0
         Maximum Contingent Deferred Sales Load(2)                            6%
-------------------------------------------------------------------------------
                Range of Contingent Deferred Sales Load Over Time
                                                         Contingent Deferred
Contract Years since                                            Sales Load
Purchase Payments Receipt                                       Percentage
     Less than 2 years                                               6%
     2 years but less than 4 years                                   5%
     4 years but less than 6 years                                   4%
     6 years but less than 7 years                                   2%
     7 or more                                                       0%
----------------------------------------------------------

     Transfer Fee(3)                                                  0
     Systematic Withdrawal Fee(3)                                     0
     Account Fee(4)                                                  $30
     Variable Account Annual Expenses(1)
     Mortality and Expense Risk Charges                             1.25%
     Administrative Expense Charge(5)                                .15%
     Other Fees and Expenses of the Variable Account                0.00%
     Total Variable Account Annual Expenses                         1.40%

                                                 Zero                                                     Stock
                           Money     Managed    Coupon        Quality         Small        Capital        Index
Portfolio                            Market     Assets         2000           Bond           Cap      Appreciation     Fund(6)
---------                            ------     ------         ----           ----           ---      ------------     -------
 Annual Expenses(5)
-------------------
   (as a percentage of Portfolio
   average net assets after fee waiver
    and/or expense reimbursement )
   Management Fees                    0.47%      0.75%         0.42%         0.61%         0.75%         0.73%         0.25%
   Other Expenses                     0.15%      0.19%         0.26%         0.20%         0.08%         0.12%         0.14%
   Total Portfolio Annual             0.62%      0.94%         0.68%         0.81%         0.83%         0.85%         0.39%
             Expenses

                                 Socially       Growth                                                    Small
                                Responsible       and      International   International  Disciplined    Company
Portfolio                                        Fund         Income          Equity       Value(7)     Stock(7)      Stock(7)
---------                                        ----         ------          ------       --------     --------      --------
 Annual Expenses(5)
-------------------
(as a percentage of Portfolio
average net assets after fee waiver
 and/or expense reimbursement )
     Management Fees            0.69%         0.72%         0.30%         1.00%         0.75%         0.75%
     Other Expenses             0.58%         0.20%         1.29%         0.50%         0.25%         0.25%
     Total Portfolio Annual     1.27%         0.92%         1.59%         1.50%         1.00%         1.00%
            Expenses

Expense information regarding the Portfolios has been provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. In preparing the table above and the examples that follow, Transamerica has relied on the figures provided by the Funds. Actual expenses in future years may be higher or lower than the figures above.

Notes to Fee Table:
(1) A portion of the Purchase Payment may be withdrawn once each year after the first Contract Year without imposition of any Contingent Deferred Sales Load, and after a Purchase Payment has been held by Transamerica for seven Contract Years, the remaining Purchase Payment may be withdrawn free of any Contingent Deferred Sales Load. (See "Charges and Deductions" page 29.)
(2) Transamerica currently does not impose a Transfer Fee. However, a Transfer Fee of the lesser of $10 or 2% of the amount transferred may be imposed for each transfer in excess of twelve in a Contract Year. Transamerica may also impose a fee (of up to $25 per year) if the systematic withdrawal option is elected. (See "Charges and Deductions" page 29.)
(3) The current annual Account Fee is $30 (or 2% of the Account Value, if less) per Contract Year. The fee may be changed annually, but it may not exceed $60 (or 2% of the Account Value, if less). (See "Charges and Deductions" page 29.)
(4) The current annual Administrative Expense Charge is 0.15%; it may be increased to 0.25%. The total of the charges described in notes (2), (3) and (4) will never exceed the anticipated or estimated costs to administer the Contract and the Variable Account. (See
         "Charges and Deductions" page 29.)
(5) From time to time, the Portfolios' investment advisers in their sole discretion may waive all or part of their fees and/or voluntarily assume certain Portfolio expenses. For a more complete description of the Portfolios' fees and expenses, see the Funds' prospectuses. As of the date of this Prospectus, certain fees are being waived or expenses are being assumed, in each case on a voluntary basis. Without such waivers or reimbursements, the Management Fees, Other Expenses and Total Portfolio Annual Expenses that would have been incurred for the last completed fiscal year, December 31, 1995, would be - Money Market:
         .0.50%,  0.15%, 0.65%; Managed Assets: 0.75%, 0.19%, 0.94%; Zero Coupon
         2000: 0.45%,  0.26%,  0.71%;  Quality Bond: 0.65%,  0.20%, 0.85%; Small
         Cap: 0.75%, 0.08%, 0.83%;  Capital  Appreciation:  0.75%, 0.12%, 0.87%;
         Stock Index Fund:  0..25%,  0.17%,  0.42%;  Socially  Responsible Fund:
         0.75%,  0.58%;  1.33%;  Growth and Income:  0.75%,  0.20%,  0.95%;  and
         International Equity: 0.75%, 1.29%, 2.04%. There is no guarantee that any fee waivers or expense reimbursements will continue in the future. See the Funds' prospectuses for a discussion of fee waiver and expense reimbursements.
(6) The Stock Index Fund expense information has been restated to reflect current fees.
(7) The International Value, Disciplined Stock and Small Company Stock Portfolios did not commence operations during 1995. These numbers are annualized estimates of the expenses that each of these Portfolios expects to incur during fiscal year 1996.

Examples*

         The following six examples reflect the $30 Policy Fee as an annual charge of 0.068% of assets based on an approximate average Policy Value of $44,000.
         These examples all assume no Transfer Fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. (See "Premium Taxes" page 31.)
         Examples 1 through 3 show expenses based on fee waivers and reimbursements for 1995. There is no guarantee that any fee waivers or expense reimbursements will continue in the future.


Example 1
         If the Owner surrenders the Policy at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $76.93           $114.92          $152.28           $241.89
Managed Assets              $79.95           $124.08          $168.46           $274.45
Zero Coupon 2000            $77.50           $116.65          $155.33           $248.08
Quality Bond                $78.72           $120.37          $161.92           $261.36
Small Cap                   $78.91           $120.95          $162.93           $263.38
Capital Appreciation        $79.10           $121.52          $163.93           $265.40
Stock Index Fund            $74.76           $108.28          $140.49           $217.78
Socially Responsible Fund   $83.05           $133.44          $184.86           $306.87
Growth and Income           $79.76           $123.51          $167.45           $272.45
International Equity        $86.04           $142.42          $200.51           $337.22
International Value         $85.20           $139.90          $196.13           $328.79
Disciplined Stock           $80.51           $125.79          $171.46           $280.43
Small Company Stock         $80.51           $125.79          $171.46           $280.43



Example 2
         If the Owner does not surrender and does not annuitize the Policy, he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $21.19            $65.43          $112.28           $241.89
Managed Assets              $24.39            $75.09          $128.46           $274.45
Zero Coupon 2000            $21.79            $67.25          $115.33           $248.08
Quality Bond                $23.09            $71.18          $121.92           $261.36
Small Cap                   $23.29            $71.78          $122.93           $263.38
Capital Appreciation        $23.49            $72.38          $123.93           $265.40
Stock Index Fund            $18.87            $58.42          $100.49           $217.78
Socially Responsible Fund   $27.69            $84.97          $144.86           $306.87
Growth and Income           $24.19            $74.49          $127.45           $272.45
International Equity        $30.88            $94.45          $160.51           $337.22
International Value         $29.98            $91.79          $156.13           $328.79
Disciplined Stock           $24.99            $76.90          $131.46           $280.43
Small Company Stock         $24.99            $76.90          $131.46           $280.43

Example 3
          If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $76.93            $65.43          $112.28           $241.89
Managed Assets              $79.95            $75.09          $128.46           $274.45
Zero Coupon 2000            $77.50            $67.25          $115.33           $248.08
Quality Bond                $78.72            $71.18          $121.92           $261.36
Small Cap                   $78.91            $71.78          $122.93           $263.38
Capital Appreciation        $79.10            $72.38          $123.93           $265.40
Stock Index Fund            $74.76            $58.42          $100.49           $217.78
Socially Responsible Fund   $83.05            $84.97          $144.86           $306.87
Growth and Income           $79.76            $74.49          $127.45           $272.45
International Equity        $86.04            $94.45          $160.51           $337.22
International Value         $85.20            $91.79          $156.13           $328.79
Disciplined Stock           $80.51            $76.90          $131.46           $280.43
Small Company Stock         $80.51            $76.90          $131.46           $280.43


Examples 4 through 6 show examples based on the fund fees and expenses which would have been incurred for the last completed fiscal year, December 31, 1995, for all Portfolios if no fee waivers and reimbursements had been in effect.


Example 4
         If the Owner surrenders the Policy at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $77.22           $115.79          $153.81           $244.99
Managed Assets              $79.95           $124.08          $168.46           $274.45
Zero Coupon 2000            $77.78           $117.51          $156.86           $251.16
Quality Bond                $79.10           $121.52          $163.93           $265.40
Small Cap                   $78.91           $120.95          $162.95           $263.38
Capital Appreciation        $79.29           $122.09          $164.94           $267.42
Stock Index Fund            $75.04           $109.15          $142.03           $220.96
Socially Responsible Fund   $83.61           $135.13          $187.82           $312.64
Growth and Income           $80.04           $124.37          $168.96           $275.45
International Equity        $90.24           $154.89          $221.14           $378.13
International Value         $85.20           $139.90          $196.13           $328.79
Disciplined Stock           $80.51           $125.79          $171.46           $280.43
Small Company Stock         $80.51           $125.79          $171.46           $280.43


Example 5
         If the Owner does not surrender and does not annuitize the Policy, he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:

Sub-Account                  One Year       Three Years      Five Years         Ten Years
-----------                  --------       -----------      ----------         ---------
Money Market                  $21.49          $66.34          $113.81           $244.99
Managed Assets                $24.39          $75.09          $128.46           $274.45
Zero Coupon 2000              $22.09          $65.15          $116.86           $251.16
Quality Bond                  $23.49          $72.38          $123.93           $265.40
Small Cap                     $23.29          $71.78          $122.93           $263.38
Capital Appreciation          $23.69          $72.99          $124.94           $267.42

                                                            12





Sub-Account                  One Year       Three Years      Five Years         Ten Years
-----------                  --------       -----------      ----------         ---------
Stock Index Fund              $19.18          $59.34          $102.03           $220.96
Socially Responsible Fund     $28.29          $86.75          $147.82           $312.64
Growth and Income             $24.49          $75.40          $128.96           $275.45
International Equity          $35.34         $107.62          $182.07           $378.13
International Value           $29.98          $91.79          $156.13           $328.79
Disciplined Stock             $24.99          $76.90          $131.46           $280.43
Small Company Stock           $24.99          $76.90          $131.46           $280.43


Example 6
          If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** he/she would pay the following expenses on a $1,000 Initial Premium assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $77.22            $66.34          $113.81           $244.99
Managed Assets              $79.95            $75.09          $128.46           $274.45
Zero Coupon 2000            $77.78            $65.15          $116.86           $251.16
Quality Bond                $79.10            $72.38          $123.93           $265.40
Small Cap                   $78.91            $71.78          $122.93           $263.38
Capital Appreciation        $79.29            $72.99          $124.94           $267.42
Stock Index Fund            $75.04            $59.34          $102.03           $220.96
Socially Responsible Fund   $83.61            $86.75          $147.82           $312.64
Growth and Income           $80.04            $75.40          $128.96           $275.45
International Equity        $90.24           $107.62          $182.07           $378.13
International Value         $85.20            $91.79          $156.13           $328.79
Disciplined Stock           $80.51            $76.90          $131.46           $280.43
Small Company Stock         $80.51            $76.90          $131.46           $280.43


* In preparing the examples above, Transamerica has relied on the data provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures.
** For annuitization under a form that does not include life contingencies, a Contingent Deferred Sales Load may apply.

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES IN THE POLICY.

Annuity Payments
         Annuity Payments will be made either on a fixed basis or a variable basis or a combination of a fixed and variable basis as the Owner selects. The Owner has flexibility in choosing the Annuity Date for his or her Policy. In no event may the Annuity Date be later than the first day of the month immediately preceding the month of the Annuitant's 85th birthday nor earlier than the first day of the month coinciding with or immediately following the third Policy Anniversary. Annuity Payments will begin on the first day of the calendar month following the Annuity Date. (See "Annuity Payments" page 32.)
         Four Annuity Forms are available under the Policy: (1) Life Annuity;
(2) Life and Contingent Annuity;
(3) Life Annuity with Period Certain; and (4) Joint and Survivor Annuity. (See "Annuity Forms" page 33.)
Payments on Death Before the Annuity Date
         A death benefit is paid on the death of either the Owner or Annuitant prior to the Annuity Date. If the deceased Owner or Annuitant, as applicable, had not attained their 85th birthday, the death benefit for a Policy is the greatest of (a) the Policy Value, (b) all Premiums paid to the Policy less withdrawals and any applicable premium taxes or (c) the greatest Policy
Anniversary Value prior to the earliest of the Annuitant's or Owner's 75th birthday increased by Premiums paid since that Policy Anniversary less withdrawals and any applicable premium taxes. If the deceased Owner or Annuitant, as applicable, has attained age 85, the death benefit will be the Policy Value. If the deceased Owner or Annuitant, as applicable, had not attained 85th birthday, the death benefit will generally be paid within seven days of receipt of the required Proof of Death of the Owner or the Annuitant and election of the method of settlement or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment, but if no settlement method is elected the death benefit will be paid no later than one year from the date of death. No Contingent Deferred Sales Load is imposed. The death benefit may be paid as either a lump sum or as an annuity. (See "Death Benefit" page 28.) Federal Income Tax Consequences
           An Owner who is a natural person generally should not be taxed on increases in the Policy Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge, loan, or assignment of a Policy). Generally, a portion (up to 100%) of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. In addition, a federal penalty tax may apply to certain distributions or deemed distributions. (See "Federal Tax Matters" page 35.) Right to Cancel
           The Owner has the right to examine the Policy for a limited period, known as a "Free Look Period." The Owner can cancel the Policy by delivering or mailing a written notice or by sending a telegram to (a) the agent through whom the Policy was purchased or (b) the Service Center before midnight of the tenth day after receipt of the Policy. Notice given by mail and the return of the Policy by mail, properly addressed and postage prepaid, will be deemed by Transamerica to have been made on the date postmarked. Transamerica will refund the Policy Value determined as of the date the notice is postmarked within seven days after receipt of such notice to cancel and the returned Policy. Questions
          Any questions about procedures or the Policy will be answered by the Transamerica Annuity Service Center ("Service Center") at P.O. Box 31728, Charlotte, North Carolina 28231-1728 or call (800) 258-4261. All inquiries should include the Policy Number and the Owner's and Annuitant's names.
         NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc. which should be referred to for more detailed information. With respect to Qualified Policies, it should be noted that the requirements of a particular retirement plan, an endorsement to the Policy, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended,may impose limits or restrictions on Premiums, Withdrawals, distributions, or benefits, or on other provisions of the Policy. This Prospectus does not describe such limitations or restrictions.
(See "Federal Tax Matters" page 35.)

CONDENSED FINANCIAL INFORMATION

         The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.
         The following table sets forth certain information regarding the Sub-Accounts for a Contract for the period from commencement of business operations on January 4, 1993 through December 31, 1995, except for the Socially Responsible Sub-Account which commenced operations on October 7, 1993, the Capital Appreciation Sub-Account which commenced operations on April 5, 1993 and the Growth and Income and the International Equity Sub-Accounts which commenced operations on January 5, 1995. Information for the International Value, Disciplined Stock and Small Company Stock Sub-Accounts is not included because these Sub-Accounts did not commence operations during 1995.
         The Variable Accumulation Unit values and the number of Variable Accumulation Units outstanding for each Sub-Account for the periods shown are as follows:

                                            Year Ending December 31, 1993
         -----------------------------------------------------------------

                           Money       Managed    Zero Coupon     Quality
                          Market       Assets        2000          Bond       Small Cap
                        Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period $1.021      $12.797      $13.225       $12.310      $39.620
Accumulation Unit Value
    at End of Period..     $1.018      $12.861      $13.373       $12.445      $37.702
Number of Accumulation
Units Outstanding
    at End of Period.. 2,678,280.492 167,686.797  137,252.898   86,752.856   138,557.449


                                       Capital Appreciation             Socially Responsible
                                            Sub-Account                      Sub-Account
                                            (Inception-                      (Inception-
                                             April 5,        Stock Index     October 7,
                                               1993)         Sub-Account        1993)
Accumulation Unit Value at
   Beginning of Period.....                    $6.590          $16.590          $12.490
Accumulation Unit Value at
   End of Period...........                   $13.160          $16.521          $13.364
Number of Accumulation Units
   Outstanding at End of Period                               44,612.892   32,543.274            3,555.254


                                            Year Ending December 31, 1994
         ---------------------------------------------------------------------------------

                           Money       Managed    Zero Coupon     Quality
                          Market       Assets        2000          Bond       Small Cap
                        Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period$1.018       $12.861      $13.373       $12.445      $37.702
Accumulation Unit Value
    at End of Period..    $1.048       $12.496      $12.672       $11.710      $40.064
Number of Accumulation
Units Outstanding
    at End of Period..8,547,165.659  820,985.237  203,164.533   164,657.770  612,327.237





                       Capital Appreciation     Stock Index                     Socially Responsible
                            Sub-Account         Sub-Account                     Sub-Account
Accumulation Unit Value
    at Beginning of Period       $13.160          $16.521                  $13.364
Accumulation Unit Value
    at End of Period.....        $13.373          $16.437               $13.377
Number of Accumulation
Units Outstanding
    at End of Period.....      285,264.827      190,496,641           24,435.402


                                               Year Ending December 31, 1995
----------------------------------------------------------------------------

                               Money          Managed        Zero Coupon         Quality
                              Market          Assets            2000              Bond          Small Cap
                            Sub-Account     Sub-Account      Sub-Account       Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period    $1.048          $12.496          $12.672           $11.711        $40.064
Accumulation Unit Value
    at End of Period          $1.093          $12.292          $14.740           $13.908        $51.121
Number of Accumulation
Units Outstanding
    at End of Period   9,084,943.487      666,488.480      351,788.006       454,139.991    817,445.023

                                                                              Growth and Income International Equity
                                                                                 Sub-Account         Sub-Account
                        Capital Appreciation Stock Index   Socially Responsible  (Inception          (Inception
                             Sub-Account     Sub-Account        Sub-Account    January 5, 1995     January 5, 1995
                             -----------     -----------        -----------    ---------------     ---------------
Accumulation Unit Value
    at Beginning of Period    $13.373          $16.437            $13.377          $12.235             $12.024
Accumulation Unit Value
    at End of Period          $17.610          $22.172            $17.752          $19.426             $12.964
Number of Accumulation
Units Outstanding
    at End of Period      587,928.246      365,482.688         49,020.846      734,393.096          61,152.467

Financial Statements for the Variable Account and Transamerica
           The financial statements and reports of independent auditors for the Variable Account and Transamerica are contained in the Statement of Additional Information.

PERFORMANCE DATA
           From time to time, Transamerica may advertise yields and average annual total returns for the Sub-Accounts of the Variable Account. In addition, Transamerica may advertise the effective yield of the Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance. The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
         The yield of a Sub-Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

         The yield calculations do not reflect the effect of any Contingent Deferred Sales Load or premium taxes that may be applicable to a particular Policy. To the extent that the Contingent Deferred Sales Load is applicable to a particular Policy, the yield of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.
         The average annual total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (including the deduction of any applicable Contingent Deferred Sales Load but excluding the deduction of any premium taxes) as of the last day of each of the periods for which total return quotations are provided.
         Performance information for any Sub-Account reflects only the performance of a hypothetical Policy under which Policy Value is allocated to a Sub-Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.
         Reports and promotional literature may also contain other information including (1) the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's
Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax deferred compounding on Sub-Account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.
         In its advertisements and sales literature, Transamerica may discuss, and may illustrate by graphs, charts, or otherwise, the implications of longer life expectancy for retirement planning, the tax and other consequences of long-term investment in the Policy, the effects of the Policy's lifetime payout option, and the operation of certain special investment features of the Policy -- such as the Dollar Cost Averaging option. Transamerica may explain and depict in charts, or other graphics, the effects of certain investment strategies. Transamerica may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.
         Transamerica may from time to time also disclose average annual total return in non-standard formats and cumulative (non-annualized) total return for the Sub-Accounts. The non-standard average annual total return and cumulative total return will assume that no Contingent Deferred Sales Load is applicable. Transamerica may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all Sub-Accounts.
         All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
         Transamerica   may  also   advertise   performance   figures   for  the
Sub-Accounts based on the performance of a Portfolio prior to the time the Variable Account commenced operations.

FIRST TRANSAMERICA LIFE INSURANCE COMPANY
AND THE VARIABLE ACCOUNT

First Transamerica Life Insurance Company
           First Transamerica Life Insurance Company ("Transamerica") is a stock life insurance company incorporated under the laws of the State of New York on February 5, 1986. It is principally engaged in the sale
of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Occidental Life
Insurance Company, which in turn is an indirect subsidiary of Transamerica Corporation. The address for First
Transamerica Life is 575 Fifth Avenue, Thirty-Sixth Floor, New York, New York 10017-2422.
Published Ratings
           Transamerica may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica and should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account. The Variable Account
           Separate Account VA-2LNY of Transamerica (the Variable Account) was established by Transamerica as a separate account under the laws of the State of New York on June 23, 1992 pursuant to resolutions of Transamerica's Board of Directors. The Variable Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the Variable Account.
         The assets of the Variable Account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 4240 of the New York Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account) if and to the extent so provided in the applicable agreements, and the Policies contain such a provision. Income, gains and losses incurred on the assets in the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the Variable Account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.
         The Variable Account has thirteen Sub-Accounts, each of which invests solely in a specific corresponding
Portfolio. (See "The Funds" page 19.) Changes to the Sub-Accounts may be made at the discretion of
Transamerica. (See "Addition, Deletion, or Substitution" page 21.)

THE FUNDS

           The Variable Account invests exclusively in Series of the Dreyfus Variable Investment Fund (the "Variable Fund"), the Dreyfus Stock Index Fund (the "Stock Index Fund") and The Dreyfus Socially Responsible Growth Fund, Inc. (the "Socially Responsible Fund"). The Variable Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986, commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, eleven Series (i.e., Portfolios) of the Variable Fund are available for the Policies. Each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The Stock Index Fund was incorporated under Maryland law on January 24, 1989, commenced operations on September 29, 1989, and is registered with the Commission as an open-end, non-diversified, management investment company. The Socially Responsible Fund was incorporated under Maryland law on July 20, 1992, commenced operations on August 31, 1993, and is registered with the Commission as an open-end, diversified, management investment company. However, the Commission does not supervise the management or the investment practices and policies of any of the Funds. The assets of the Variable Fund, the Socially Responsible Fund and the Stock Index Fund are each separate from the assets of the other Funds.
         The Dreyfus Corporation provides investment advisory and administrative services to the Variable Fund and the Socially Responsible Fund. Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the Fund. Comstock Partners, Inc., provides sub-investment advisory services for the Managed Assets Portfolio. Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio. NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund.
         The Portfolios are described below. See the Variable Fund, the Stock Index Fund and the Socially
Responsible Fund prospectuses for more information.
Money Market Portfolio
           The Money Market Portfolio's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the Portfolio's average daily net assets. This Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. Managed Assets Portfolio
           The Managed Asset Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. It seeks to achieve its objective by investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly to The Dreyfus Corporation, and a sub-investment advisory fee is payable monthly to Comstock Partners, Inc., each at the annual rate of 0.375 of 1% (for a total of 0.75%) of the value of the Portfolio's average daily net assets. Zero Coupon 2000 Portfolio
           The Zero Coupon 2000 Portfolio's investment objective is to provide as high an investment return as is consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). The Portfolio's also may purchase certain other types of stripped government or corporate securities. The Portfolio's assets will consist primarily of portfolio securities which will mature on or about December 31, 2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the Portfolio's average daily net assets. Quality Bond Portfolio
           The Quality Bond Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the Portfolio's average daily net assets.

Small Cap Portfolio
           The Small Cap Portfolio's investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks;under normal market conditions, the Portfolio's will invest at least 65% of its total assets in companies with market capitalizations of less than $750 million at the time of purchase which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in the future earnings. The investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Capital Appreciation Portfolio
           The Capital Appreciation Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the aggregate annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Growth and Income Portfolio
         The Growth and Income Portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. International Equity Portfolio
         The International Equity Portfolio's investment objective is to maximize capital appreciation. This
Portfolio's invests primarily in the equity securities of foreign issuers located throughout the world. An investment advisory fee at an annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets is payable monthly to The Dreyfus Corporation.
International Value Portfolio
         The International Value Portfolio's investment objective is long-term capital growth. This Portfolio invests primarily in a portfolio of publicly traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by the Portfolio's investment adviser. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 1.00% of the value of the Portfolio's average daily net assets. Disciplined Stock Portfolio
         The Disciplined Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as presented by the Standard & Poor's 500 Composite Stock Price Index. This Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective without assuming undue risk relative to the broad stock market. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Small Company Stock Portfolio
         The Small Company Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate as represented by the Russell 2500(TM) Index. This Portfolio invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index. An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Stock Index Fund
         The Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Stock Index Fund pays a monthly management fee to The Dreyfus Corporation at the annual rate of 0.245% of the value of the Stock Index Fund's average daily net assets. The Dreyfus Corporation has agreed to pay Mellon Equity Assoicates a monthly fee at the annual rate of
 0.095% of the value of the Fund's
average daily net assets.
Socially Responsible Fund
           The Socially Responsible Fund's primary goal is to provide capital growth. It seeks to achieve this goal by investing principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets. The Dreyfus Corporation pays NCM Capital Management Group, Inc. a sub-investment advisory fee at the annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $32 million; 0.15 of 1% of the Portfolio's average daily net assets in excess of $32 million up to $150 million; 0.20 of 1% of the Portfolio's average daily net assets in excess of $150 million up to $300 million; and 0.25 of 1% of the Portfolio's average daily net assets in excess of $300 million.
         Meeting objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. THERE IS NO ASSURANCE THAT ANY OF
THESE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES.
         An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the Policy involves certain investment risks, including possible loss of principal.
         Since all of the Portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica as well as other insurance companies, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more other separate accounts investing in the Funds. In the event of a material conflict, the affected insurance companies will take any necessary steps to resolve the matter, including stopping their separate account from investing in the Funds. See the Funds' prospectuses for more details.
         Additional information concerning the investment objectives and policies of all of the Portfolios, the investment advisory services and administrative services and charges can be found in the current prospectuses for the Funds which accompany this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Premiums to, or transfers among, the Sub-Accounts. Addition, Deletion, or Substitution
           Transamerica does not control the Funds and cannot guarantee that any of the Sub-Accounts of the Variable Account or any of the Portfolios will always be available for allocation of Premiums or transfers. Transamerica retains the right to make changes in the Variable Account and in its investments.
         Subject to the approval of the New York Insurance Department, Transamerica reserves the right to eliminate the shares of any Portfolio held by a Sub-Account, and to substitute shares of another Portfolio or of another investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in Transamerica's judgement, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in a Sub-Account will not be made without prior notice to the Owner and the prior approval of the Commission. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by Owners.
         New Sub-Accounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by Transamerica. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. Transamerica may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Sub-Account is eliminated, Transamerica will notify Owners and request a re-allocation of the amounts invested in the eliminated Sub-Account.
         In the event of any substitution or change, Transamerica may make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE POLICY

           The Policy is a Flexible Premium Multi-Funded Individual Deferred Annuity Policy. The rights and benefits under the Policy are described below and in the Policy; however, Transamerica reserves the right to make any modification to conform the Policy to, or give the Policy Owner the benefit of, any federal or state statute or rule or regulation. The obligations under the Policy are obligations of Transamerica.
         The Policies are available on a non-qualified basis and as individual retirement annuities (IRAs) that qualify for special federal income tax treatment. Generally, Qualified Policies may be purchased only in connection with a "rollover" or transfer of funds from another qualified plan or IRA and contain certain restrictive provisions limiting the timing and amount of payments and distributions from the Qualified Policy. Qualified Policies
           The Policies may be used to fund IRA rollovers for use in connection with Section 408(b) of the Code. If a Policy is purchased to fund an IRA, the Annuitant must also be the Owner. Under current tax law, minimum distributions from IRAs must commence not later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. The Owner should consult his/her tax adviser concerning these matters. The only type of qualified plan that Policies are available to fund is a rollover IRA.
         An IRA rollover is a rollover of certain kinds of distributions from qualified plans, Section 403(b) tax sheltered annuities and individual retirement plans, following the rules set out in the Code to maintain favorable tax treatment to an Individual Retirement Annuity.

POLICY APPLICATION AND PREMIUMS

Premiums
           All Premiums must be paid to the Service Center. A confirmation will be issued to the Owner upon the acceptance of each Premium.
         The Initial Premium for each Policy must be at least $5,000.
         The Policy will be issued and the Net Premium derived from the Initial Premium generally will be accepted and credited within two business days after the receipt of a properly completed application and receipt of the Initial Premium at the Service Center. (A Net Premium is the Premium less any applicable premium taxes, including retaliatory premium taxes, should such taxes be levied in the future in New York or should the Owner live in a state with such taxes in the future.) Acceptance is subject to the application being received in good order and Transamerica reserves the right to reject any application.
         If the Initial Premium cannot be credited within two days of receipt of the Premium and application because the application is incomplete or for any other reason, then Transamerica will contact the Owner, explain the reason for the delay and will refund the Initial Premium within five business days unless the Owner consents to Transamerica retaining the Initial Premium and crediting it as soon as the requirements are fulfilled.
           The Owner has the right to examine the Policy for a limited period known as a "Free Look Period." The Owner can cancel the Policy by delivering or mailing a written notice or by sending a telegram to (a) the agent through whom the Policy was purchased or (b) the Service Center, before midnight of the tenth day after receipt of the Policy. Notice given by mail and the return of the Policy by mail, properly addressed and postage prepaid, will be deemed by Transamerica to have been made on the date postmarked. Transamerica will refund the Policy

Value determined as of the date the notice is postmarked within seven days after receipt of such notice to cancel and the returned Policy.
         Additional Premiums may be made at any time prior to the Annuity Date, as long as the Annuitant or Contingent Annuitant is living. Additional Premiums must be at least $500, or at least $100 if made pursuant to an automatic payment plan, under which the Additional Premiums is automatically deducted from a bank account. In addition, minimum allocation amounts apply (see "Allocation of Premiums" on page 23). Additional Net Premiums are credited to the Policy as of the date the payment is received.
         Total Premiums for any Policy may not exceed $1,000,000 without prior approval of Transamerica. In no event may the sum of all Premiums for a Policy during any taxable year exceed the limits imposed by any applicable federal or state laws, rules, or regulations.
Allocation of Premiums
           The Owner specifies in the application how Premiums will be allocated under the Policy. The Owner may allocate the Net Premium to one or more of the Sub-Accounts as long as the portions are whole number percentages and any allocation percentage for a Sub-Account is at least 10%. In addition, the Initial Premium is subject to a minimum allocation of $1,000 to any selected Sub-Account. The Owner may choose to allocate nothing to a particular Sub-Account.
         For IRAs, on the Policy Date, the Net Premium derived from the Initial Premium will first be allocated to the Money Market Sub-Account of the Variable Account and will remain in that Sub-Account for fifteen calendar days after the Policy Date. At that time, the dollar value of the Accumulation Units held in the Money Market Sub-Account attributable to such net Premium will be allocated among the Sub-Accounts of the Variable Account in accordance with the allocation percentages selected by the Owner in the application. On non-IRA Policies, the Net Premium derived from the initial Premium will be allocated directly to the Sub-Account(s) selected by the Owner.
         Each Net Premium will be subject to the allocation percentages in effect at the time of receipt of such Premium. The allocation percentages for new Premiums among the Sub-Accounts may be changed by the Owner at any time by submitting a request for such change to the Service Center in a form and manner acceptable to Transamerica. Any changes to the allocation percentages are subject to the limitation above. Any change will take effect with the first Premium received with or after receipt of request for such change by the Service Center, in a form and manner acceptable to Transamerica, and will continue in effect until subsequently changed.
         If the allocation of additional Net Premiums is directed to an Inactive Sub-Account of the Variable Account, then the amount allocated must be at least $1,000.

POLICY VALUE

         Before the Annuity Date, the Policy Value is the total dollar amount of all Variable Accumulation Units in each Sub-Account credited to a Policy. The Policy Value is equal to: (a) Net Premiums; plus or minus (b) any increase or decrease in the value of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) the annual Policy Fees, if applicable, taken at the end of each Policy Year; less (f) any Transfer Fees; and less (g) any withdrawals from the Sub-Accounts.
         A Valuation Period is the period between successive Valuation Days. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each Valuation Day and ends at the close of the New York Stock Exchange on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for regular business. The value of the Variable Account assets is determined at the end of each Valuation Day. To determine the value of an asset on a day that is not a Valuation Day, the value of that asset as of the end of the next Valuation Day will be used.
         The Policy Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of all of the selected Portfolios as well as the deductions for charges.
         Net Premiums which the Owner allocates to a Sub-Account of the Variable Account are used to purchase Variable Accumulation Units in that Sub-Account. The number of Variable Accumulation Units to be credited for each Sub-Account will be determined by dividing the portion of each Net Premium allocated to the Sub-Account by the Variable Accumulation Unit Value determined at the end of the Valuation Period during which the Net Premium was received. In the case of the Initial Net Premium, Variable Accumulation Units for that payment will be credited to the Policy Value (and held in the Money Market
Sub-Account for fifteen calendar days after the Policy Date) within two Valuation Days of the later of: (a) the date an acceptable and properly completed application is received at our Service Center; or (b) the date our Service Center receives the Initial Premium. In the case of any subsequent Premium, Variable Accumulation Units for that payment will be credited at the end of the Valuation Period during which Transamerica receives the payment. The value of a Variable Accumulation Unit for each Sub-Account for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-Account's Net Investment Factor for the Valuation Period. The value of a Variable Accumulation Unit may go up or down.
         The Net Investment Factor is used to determine the value of Accumulation and Annuity Unit Values for the end of a Valuation Period. The applicable formula can be found in the Statement of Additional Information.
         Transfers among the Sub-Accounts will result in the purchase and/or cancellation of Variable Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Sub-Account. The purchase and cancellation of such units generally are made using the Variable Accumulation Unit value of the applicable Sub-Accounts as of the end of the Valuation Day in which the transfer is effective.

TRANSFERS

Before the Annuity Date
           Before the Annuity Date, the Owner may transfer all or part of the Policy Value among the Variable Sub-Account(s) by giving a Written Request to the Service Center subject to the following conditions: (1) not more than 18 transfers may be made in any Policy Year; (2) the minimum amount which may be transferred is $500; and (3) the minimum transfer to an Inactive Sub-Account is $1,000. Transfers are also subject to such terms and conditions as may be imposed by the Funds. No transfers will be processed until the later of (a) 30 days after Policy Date or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of the policy by mail).
         Transfer requests must specify the amounts being transferred from each Sub-Account and the amounts being transferred into each Sub-Account.
         Currently, there is no charge for transfers. However, Transamerica reserves the right to impose a charge of the lesser of 2% of the amount transferred or $10 for each transfer after twelve in any Policy Year. All requests received during a single Valuation Period will be treated as a single transfer. A transfer generally will be effective on the date the request for transfer is received by the Service Center.
         If a transfer reduces the value in a Sub-Account to less than $1,000, then Transamerica reserves the right to transfer the remaining amount along with the amount requested to be transferred in accordance with the transfer instructions provided by the Owner. Under current law, there will not be any tax liability to the Owner if the
Owner makes a transfer.
Possible Restrictions
         Transamerica reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time and for any reason. For example, restrictions may be necessary to protect Owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. Transamerica has determined that the movement of significant Sub-Account values from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of investment opportunities because the Portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by Owners. Therefore, Transamerica reserves the right to require that all transfer requests be made by the Owner and not by a third party holding a power of attorney and to require that each transfer request be made by a separate communication to Transamerica. Transamerica also reserves the right to request that each transfer request be submitted in writing and be manually signed by the Owner or Owners; facsimile transfer requests may not be allowed.

Dollar Cost Averaging
           Prior to the Annuity Date, the Owner may have amounts transferred automatically from either (but not both) of the Money Market or Quality Bond Sub-Accounts to any of the other Sub-Accounts on a monthly basis by giving Written Notice to the Service Center. The written notice must specify: 1) the Sub-Account from which the transfers are to be made; 2) the amount of each monthly transfer; and 3) the Sub-Account(s) to receive the transfers. The transfers will begin on the tenth day or, if not a Valuation Day, the Valuation Date following the tenth day, of the month following receipt of Written Notice, provided that Dollar Cost Averaging transfers will not commence until the later of (a) 30 days after the Policy Date, or (b) the end of the Free Look Period. Transamerica may, upon written notice to the Owner, change the day of the month on which transfers are made. Transfers will continue for twelve consecutive months unless terminated by the Owner, or automatically terminated by Transamerica because there are insufficient funds in the applicable Sub-Account or for other reasons as set forth in the Policy. The Owner may request that monthly transfers be continued for an additional twelve months by giving Written Notice to the Service Center within 30 days prior to the last monthly transfer. If no written request to continue the monthly transfers is made by the Owner, this option will terminate automatically with the twelfth transfer.
         In order to be eligible for Dollar Cost Averaging, the Owner must meet the following conditions: (1) the value of the selected Sub-Account (from which the transfers are made) must be at least $5,000; (2) the minimum amount that can be transferred out of the selected Sub-Account is $250 per month and the maximum that can be transferred is one-twelfth of the Sub-Account; and (3) the minimum amount transferred into any other Sub-Account is the greater of $250 or 10% of the amount being transferred. Dollar Cost Averaging transfers can not be made from a Sub-Account from which Systematic Withdrawals or Automatic Payouts are being made.
         There is no charge for the Dollar Cost Averaging Service and transfers due to Dollar Cost Averaging will not count toward the number of transfers without charge nor the limit of 18 transfers per Policy Year.
After the Annuity Date
           If a Variable Annuity Payout Option is elected, the Owner may transfer Variable Account amounts after the Annuity Date by submitting a request to the Service Center, in a form and manner acceptable to Transamerica, subject to the following provisions: (1) transfers after the Annuity Date may be made no more than four times during any Annuity Year; and (2) the minimum amount transferred from one Sub-Account to another is the amount supporting a current $75 monthly payment.
         Transfers  among  Sub-Accounts   during  the  Annuity  Period  will  be
processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals
           The Owner may withdraw all or part of the Cash Surrender Value for a Policy at any time during the life of the Annuitant and prior to the Annuity Date by giving a written request to the Service Center and subject to the rules below. Federal or state laws, rules or regulations may also apply. The amount payable to the Owner if the Policy is surrendered on or before the Annuity Date is the Cash Surrender Value which is equal to the Policy Value, less any Policy Fee, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes.
         No withdrawals may be made after the Annuity Date. No partial withdrawals will be permitted while the Systematic Withdrawal Option is in effect. Partial withdrawals must be at least $500.
         A full surrender will result in a cash withdrawal payment equal to the Cash Surrender Value at the end of the Valuation Period during which the request is received along with all completed forms. Any applicable Contingent Deferred Sales Load will be deducted from the amount paid.
         In the case of a partial withdrawal, the Owner may instruct the Service Center as to the amounts to be withdrawn from each Sub-Account. If the Owner does not specify the Sub-Account(s) from which the withdrawal is to be made, the withdrawal will be taken pro rata from all Sub-Accounts with current values. If the requested withdrawal reduces the value of the Sub-Account from which the withdrawal was made to less than $1,000,

Transamerica reserves the right to transfer the remaining value of that Sub-Account pro rata among the other Active Sub-Accounts with values equal to or greater than $1,000. If no such Sub-Accounts exist, such transfer will be made to the Money Market Sub-Account. The Owner will be notified in writing of any such transfer.
         A partial withdrawal will not be processed if it would reduce the Policy Value to less than $2,000. In that case, the Owner will be notified that he or she will have 10 days from the date notice is mailed to: (a) withdraw a lesser amount (subject to the $500 minimum), leaving a Policy Value of at least $2,000; or (b) surrender the Policy for its Cash Surrender Value. (Amounts payable will be determined as of the end of the Valuation Period during which the subsequent instructions are received.) If, after the expiration of the 10-day period, no written election is received from the Owner, the withdrawal request will be considered null and void, and no withdrawal will be processed.
         The Policy Fee will be deducted from a full surrender before the application of any Contingent Deferred Sales Load (see "Charges and Deductions" page 29). Withdrawals will be allocated on a first-in, first-out basis from Premiums, and then from earnings (for purposes of calculating the Contingent Deferred Sales Load).
         Withdrawals may be taxable transactions. The Code requires Transamerica to withhold federal income tax from withdrawals. However, generally an Owner will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate for partial withdrawals and full surrenders is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. (See "Federal Tax Matters" page 35.) In addition, under New York law the Owner may request Transamerica to withhold New York income tax from withdrawals.
         Withdrawal (including surrender) requests generally will be processed as of the end of the Valuation Period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the request is received, except that Transamerica may postpone such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners. The withdrawal request will be effective when all appropriate withdrawal request forms are received. Payments of any amounts derived from Premiums paid by check may be delayed until the check has cleared the Owner's bank.
         SINCE THE OWNER ASSUMES THE INVESTMENT RISK AND BECAUSE CERTAIN WITHDRAWALS ARE SUBJECT TO A CONTINGENT DEFERRED SALES LOAD, THE TOTAL AMOUNT PAID UPON SURRENDER OF THE POLICY (TAKING INTO ACCOUNT ANY PRIOR WITHDRAWALS) MAY BE MORE OR LESS THAN THE TOTAL PREMIUMS PAID.
         After a withdrawal of the total Cash Surrender Value, or at any time that the Policy Value is zero, all rights of the Owner will terminate.
         Since the Qualified Policies offered by the Prospectus will be issued in connection with retirement plans which meet the requirements of Section
408(b) of the Code, reference should be made to the terms of the particular retirement plans for any additional limitations or restrictions on cash withdrawals.
         An Owner may elect, under the Systematic Withdrawal Option or Automatic Payout Option (but not both), to withdraw certain amounts on a periodic basis from the Sub-Accounts prior to the Annuity Date.
Systematic Withdrawal Option
           Prior to the Annuity Date, the Owner, by giving Written Notice to the Service Center, may elect to have withdrawals automatically made from one or more Sub-Account(s) on a monthly basis. (Other distribution modes may be permitted.) The withdrawals will commence on the fourth day of the month following receipt of Written Notice, except that they will not commence sooner than the later of (a) 30 days after the Policy Date or (b) the end of the Free Look Period. Upon written notice to the Owners, Transamerica may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Systematic Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         To be eligible for the Systematic Withdrawal Option, the Policy Value must be at least $15,000 at the time of election. The minimum monthly amount that can be withdrawn is $125. The maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of (a) 10% of Premiums that are less than seven Policy Years old and (b) 10% of remaining Premiums that are at least seven Policy Years old.
         Systematic withdrawals are not subject to the Contingent Deferred Sales Load but can be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax. (See "Federal Tax Matters" page 35.)
         The withdrawals will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Policy. If this option is terminated it may not be elected again until the next Policy Anniversary. Partial withdrawals can not be made while the Systematic Withdrawal Option is in effect.
 A partial withdrawal while this option is in effect will automatically terminate the Systematic Withdrawal Option and the full amount may be subject to a Contingent Deferred Sales Load.
         Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Policy Year. Automatic Payout Option ("APO")
           Prior to the Annuity Date, for Qualified Policies, the Owner may elect the Automatic Payout Option (APO) to satisfy minimum distribution requirements under Section 408(b)(3) of the Code. This may be elected no earlier than six months prior to the calendar year in which the Owner attains age 70 1/2, but payments may not begin earlier than January of such calendar year. Additionally, APO withdrawals may not begin before the later of (a) 30 days after the Policy Date or (b) the end of the Free Look Period. APO may be elected in any calendar month, but no later than the month in which the Owner attains age 84.
         Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner.
 If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         Payments will be made on the seventh day of the month or, if not a Valuation Day, the following
Valuation Day, as applicable, and will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Policy. Once terminated, APO may not be elected again.
         If only APO withdrawals are made, no Contingent Deferred Sales Load will apply. If a partial withdrawal is taken, a Contingent Deferred Sales Load will be applied to both the APO and partial withdrawals above the free withdrawal amount. (See "Contingent Deferred Sales Load" page 29.)
         To be eligible for this APO, the following conditions must be met: (1) the Policy Value must be at least $15,000 at the time of election; (2) the annual withdrawal amount is the larger of the required minimum distribution under Code Section 408(b)(3) or $500; and (3) the minimum amount per payment (if not annual) must be at least $150.
         APO allows the required minimum distribution to be paid in equal installments, either monthly, quarterly, or annually, from the Variable Account. If there are insufficient funds in the Variable Account to make a withdrawal, or for other reasons as set forth in the Policy, this option will terminate.

DEATH BENEFIT

         If the Owner or Annuitant dies before the Annuity Date, a death benefit is payable. If the deceased Owner or Annuitant, as applicable, had not attained their 85th birthday, the death benefit will be the greatest of (a) the Policy Value, (b) all Premiums paid less all withdrawals and any applicable premium taxes or (c) the greatest Policy Anniversary Value prior to the earliest of the Annuitant's or Owner's 75th birthday increased by all Premiums paid since that Policy Anniversary less all withdrawals and any applicable premium taxes since that Policy Anniversary. If the deceased Owner or Annuitant, as applicable, had attained age 85, the death benefit will be equal to Policy Value. The Death Benefit will be determined as of the Valuation Period during which the later of (a) Proof of Death of the Owner or Annuitant is received by the Service Center or (b) a Written Notice of the method of settlement elected by the Beneficiary is received at the Service Center. If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No Contingent Deferred Sales Load will apply. Until the death benefit is paid, the Policy Value will remain in the Sub-Accounts as previously specified by the Owner or as reallocated pursuant to instructions received by Transamerica from all Beneficiaries. Therefore, the Policy Value will fluctuate with investment performance of the applicable Sub-Account(s) and accordingly, the amount of the death benefit will depend on the Policy Value at the time the death benefit is paid. Payment of Death Benefit
           The death benefit is generally payable upon receipt of Proof of Death of the Annuitant or Owner. Upon receipt of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information to make the payment. The death benefit may be paid in a lump sum cash benefit or, subject to any limitations under any state or federal law, rule, or regulation, under one of the Annuity Forms unless a settlement agreement is effective under the Policy preventing such election. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters" page 35.) Designation of Beneficiaries
           The Owner may select one or more Beneficiaries and name them in the application. If the Owner selects more than one beneficiary, unless otherwise indicated by the Owner they will share equally in any death benefits payable in the event of the Annuitant's death before the Annuity Date if there is no Contingent Annuitant, or the Owner's death if there is no Joint Owner. Different Beneficiaries may be named with respect to the Annuitant's death (Annuitant's Beneficiary) and the Owner's death (Owner's Beneficiary). Before the Annuitant's death, the Owner may change the Beneficiary by notice to the Service Center in a form and manner acceptable to Transamerica. The Owner may also make the designation of Beneficiary irrevocable by sending notice to and obtaining approval from the Service Center. Irrevocable Beneficiaries may only be changed with the written consent of the designated Irrevocable Beneficiaries, except to the extent required by law.
         The interest of any Beneficiary who dies before the Owner or Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of the Owner or Annuitant will also terminate if no benefits have been paid unless the Policy has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary had died before the Owner or Annuitant. If the interests of all designated Beneficiaries have terminated, any benefits payable will be paid to the Owner's estate.
         Transamerica may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name.
Death of Annuitant Prior to the Annuity Date
           If the Annuitant dies prior to the Annuity Date and the Annuitant is not the Owner and there is no Contingent Annuitant, a death benefit under the Policy relating to that Annuitant will be paid to the Annuitant's Beneficiary. If there is a Contingent Annuitant, then the Contingent Annuitant will become the Annuitant.
Death of Owner Prior to the Annuity Date
           If an Owner dies before the Annuity Date, a death benefit will be paid to the Owner's Beneficiary. If the Owner's Beneficiary is the deceased Owner's spouse, then the spouse may elect to treat the Policy as his or her own. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters" page 35.)
Death of Annuitant or Owner After the Annuity Date
           If the Annuitant or an Owner dies after the annuity starts, the remaining undistributed portion, if any, of the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Forms, there will be no death benefit.

CHARGES AND DEDUCTIONS
           No deductions are made from Premiums except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the Premiums are invested in one or more of the Sub-Accounts of the Variable Account.
         As more fully described below, charges under the Policy are assessed in three ways: (1) as deductions for the Policy (or Annuity) Fees, any Transfer Fees, any Systematic Withdrawal Option fees and, if applicable, for premium taxes; (2) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and administrative expenses; and (3) as Contingent Deferred Sales Loads. In addition, certain deductions are made from the assets of the Funds for investment management fees and expenses. These fees and expenses are described in the Funds' prospectuses and their statements of additional information. Contingent Deferred Sales Load
           No deduction for sales charges is made from Premiums (although premium tax may be deducted). However, a Contingent Deferred Sales Load of up to 6% of Premiums paid may be imposed on certain withdrawals or surrenders (and possibly on certain annuitizations) to partially cover certain expenses incurred by Transamerica relating to the sale of the Policies, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.
         The Contingent Deferred Sales Load percentage varies according to the number of Policy Years between the Policy Year in which a Net Premium was credited to the Policy and the Policy Year in which the withdrawal is made. The amount of the Contingent Deferred Sales Load is determined by multiplying the amount withdrawn subject to the Contingent Deferred Sales Load by the Contingent Deferred Sales Load percentage in accordance with the following table.

Number of Policy Years                          Contingent Deferred Sales Load
Since Receipt of Premium                            As a Percentage of Premium
Less than one year                                                         6%
1 year but less than 2 years                                               6%
2 years but less than 3 years                                              5%
3 years but less than 4 years                                              5%
4 years but less than 5 years                                              4%
5 years but less than 6 years                                              4%
6 years but less than 7 years                                              2%
7 or more years                                               0%

         In no event shall the aggregate Contingent Deferred Sales Load assessed against the Policy exceed 6% of the aggregate Premiums paid to a Policy.
         Any Premiums that have been held by Transamerica for at least seven Policy Years and have not been previously withdrawn may be withdrawn free of any Contingent Deferred Sales Load. In addition, any portion of a free withdrawal amount may be withdrawn once each Policy Year after the first complete Policy Year without imposition of any Contingent Deferred Sales Load. The free withdrawal amount is only available for the first withdrawal in each Policy Year (including full surrenders), and is equal to the greater of (a) the accumulated earnings not previously withdrawn or (b) 10% of Premiums held at least one but less than seven Policy Years prior to the day of withdrawal, not adjusted for any prior withdrawals deemed to be made from such Premiums. Withdrawals will be made first from earnings and then from Premiums on a first in/first out basis. After the first free withdrawal in a Policy Year, free withdrawals can be made only from available earnings.
         No Contingent Deferred Sales Load will be charged on the 10% free withdrawal amount if surrender of the Policy occurs in the second or subsequent Policy Year for a Premium and the Owner was eligible to withdraw the amount without charge but had not made such a withdrawal during the Policy Year in which the date of surrender occurs. If the 10% free withdrawal amount is not withdrawn or paid out during a Policy Year, it does not carry over to the next Policy Year.
         In addition, no Contingent Deferred Sales Load is assessed: (a) upon annuitization to an option involving life contingencies on or after the third Policy Anniversary; (b) on distributions resulting from the death of the Owner or Annuitant before Annuity Date; (c) upon transfers of Policy Value among the Sub-Accounts under the

Systematic Withdrawal Option; (d) or, in some circumstances, under the Automatic
 Payout Option. Any applicable
Contingent Deferred Sales Load will be deducted from the amount requested for both partial withdrawals and full surrenders.
Administrative Charges
           At the end of each Policy Year before the Annuity Date, Transamerica deducts an annual Policy Fee as partial compensation for expenses relating to the issue and maintenance of the Policy and the Variable Account. The annual Policy Fee is equal to the lesser of $30 or 2% of the Policy Value. No Policy Fee will be deducted for a Policy Year if the Policy Value exceeds $50,000 on the last business day of the Policy Year or as of the date the Policy is surrendered. The Policy Fee may be changed upon 30 days advance written notice, subject to the prior approval of the New York State Insurance Department but in no event may it exceed the lesser of $60 or 2% of the Policy Value. Such increases in the Policy Fee will apply only to future deductions after the effective date of the change. If the Policy is surrendered on other than the end of a Policy Year, the Policy Fee will be deducted in full at the time of such surrender. The Policy Fee will be deducted on a pro rata basis from each Sub-Account in which the Policy is invested at the time of such deduction.
         After the Annuity Date, an annual Annuity Fee of $30 will be deducted in equal amounts from each Variable Annuity Payment made during the year ($2.50 each month if monthly payments). This fee will not be changed. No Annuity Fee will be deducted from Fixed Annuity Payments.
         Transamerica also makes a deduction (the Administrative Expense Charge) from the Variable Account at the end of each Valuation Period (both before and after the Annuity Date) at an effective current annual rate of 0.15% of assets held in each Sub-Account to reimburse Transamerica for those administrative expenses attributable to the Policies and the Variable Account which exceed the revenues received from the Policy Fee, any Transfer Fee, and any fee imposed for Systematic Withdrawals. Transamerica has the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. Transamerica will provide 30 days written notice of any change in fees. Transamerica believes that the Administrative Expense Charge and Policy Fee have been initially set (and will continue to be set) at a level that will recover no more than the anticipated and estimated costs associated with administering the Policies and Variable Account. The administrative charges do not bear any relationship to the actual administrative costs of a particular Policy. Transamerica does not expect to make a profit from the Policy Fee or the Administrative Expense Charge. The Administrative Expense Charge is reflected in the Variable Accumulation or Variable Annuity Unit Values for each Sub-Account. Mortality and Expense Risk Charge
           Transamerica imposes a charge called the Mortality and Expense Risk Charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, Transamerica makes a daily charge equal to 0.003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the Variable Account. This charge is imposed before the Annuity Date and if an Annuity Purchase Amount is applied to a Variable Payment Option, also after the Annuity Date. The approximate portion of this charge estimated to be attributable to mortality risks is 0.65%; the approximate portion of this charge estimated to be attributable to expense risks is 0.60%. Transamerica guarantees that this charge of 1.25% will never increase.
         The Mortality and Expense Risk Charge is reflected in the Variable Accumulation or Variable Annuity Unit Values for each Sub-Account.
         Variable Accumulated Values and Variable Annuity Payments are not affected by changes in actual mortality experience incurred by Transamerica. The mortality risks assumed by Transamerica arise from its contractual obligations to make Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) and to pay death benefits prior to the Annuity Date. Thus Owners are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments under the Policy.
         Transamerica also bears substantial risk in connection with the death benefit before the Annuity Date, since it will pay a death benefit that may be greater than the Policy Value. In this way, Transamerica bears the risk of unfavorable experience in the Sub-Accounts.

         The expense risk assumed by Transamerica is the risk that Transamerica's actual expenses in administering the Policy and the Variable Account will exceed the amount recovered through the Administrative Expense Charge, Policy Fees, Transfer Fees and any fees imposed for Systematic Withdrawals.
         If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on Transamerica. Conversely, if this charge is more than sufficient, any excess will be profit to Transamerica. Currently, Transamerica expects a profit from this charge.
         Transamerica anticipates that the Contingent Deferred Sales Load will not generate sufficient funds to pay the cost of distributing the Policies. To the extent that the Contingent Deferred Sales Load is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from Transamerica's general corporate assets which may include amounts, if any, derived from the Mortality and Expense Risk Charge. Premium Taxes
         Currently, New York has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if the Owner is or becomes a resident of a state where such taxes apply, Transamerica will deduct applicable premium taxes, including any retaliatory taxes, paid with respect to a particular Policy from the
Premiums, from amounts withdrawn, or from amounts applied on the Annuity Date. Transfer Fee
           Transamerica currently does not charge for transfers between Sub-Accounts. However, Transamerica may impose a fee for each transfer in excess of the first twelve in a single Policy
 Year. Transamerica will deduct the
charge from the amount transferred. This fee would be the lesser of $10 or 2% of the amount transferred and would be used to help cover Transamerica's costs of processing transfers. Systematic Withdrawal Option
           Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Policy Year.
Taxes
           Under present laws, Transamerica will incur state or local taxes (in addition to the premium taxes described above) in several states. No charges are currently made for taxes other than state premium taxes. However, Transamerica reserves the right to deduct charges in the future for federal, state and local taxes or the economic burden resulting from the application of any tax laws that Transamerica determines to be attributable to the Policies. Portfolio Expenses
           The value of the assets in the Variable Account reflects the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios are found in the Funds' prospectuses. (See "The Funds" page 18.)

ANNUITY PAYMENTS

Annuity Date
           Initially, the Annuity Date is selected by the Owner at the time the Initial Premium is paid. Thereafter, the Annuity Date may be changed from time to time by the Owner by giving notice to the Service Center provided that notice of each change is received by the Service Center at least thirty (30) days prior to the then-current Annuity Date. The Annuity Date must not be earlier than the third Policy Anniversary. The latest Annuity Date which may be elected is the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday.
         The Annuity Date must be the first day of a calendar month. The first Annuity Payment will be on the first day of the month immediately following the Annuity Date.
Annuity Payment
           The Annuity Date is the date that the Annuity Purchase Amount is applied to provide the Annuity
Payments under the Policy under the selected Annuity Form and Payment Option, unless the entire Policy Value has been withdrawn or the death benefit has been paid to the Beneficiary prior to that date. The Annuity Purchase

Amount is the Policy Value, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes. Any Contingent Deferred Sales Load will be waived if values are applied to an Annuity Form involving life contingencies on or after the third Policy Anniversary.
         If the amount of the monthly Annuity Payment from any of the Payment Options selected by the Owner would result in a monthly Annuity Payment of less than $20, or if the Annuity Purchase Amount is less than $2,000, Transamerica reserves the right to offer a less frequent mode of payment or pay the Policy Value in a cash payment. Monthly Annuity Payments from the Variable Annuity Payment Option will further be subject to a minimum monthly annuity amount of $50 from each Sub-Account of the Variable Account from which such payments are made.
         The Owner may choose from the Annuity Forms below. Transamerica may consent to other plans of payment before the Annuity Date. For Annuity Forms involving life income, the actual age and/or sex of the Annuitant, or a Joint or Contingent Annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain Qualified Policies. Transamerica reserves the right to ask for satisfactory proof of the Annuitant's (or Joint or Contingent Annuitant's) age. Transamerica may delay Annuity Payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment under a selected Annuity Form shall be greater for older Annuitants than for younger Annuitants.
         The Owner may choose from the two Annuity Payment Options described below. The Annuity Date and Annuity Forms available for Qualified Policies may also be controlled by endorsements, the plan or applicable law.
         A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, Transamerica has not received a proper written election not to have federal income taxes withheld, Transamerica must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. State income tax withholding may also apply. (See "Federal Tax Matters" page 35.) Election of Annuity Forms and Payment Options
           The Annuity Form and Payment Option for each Policy is set as a 120 month period certain and life Annuity Form, under the Variable Payment Option.
         Before the Annuity Date, and while the Annuitant is living, the Owner may, by Written Request, change the Annuity Form or Annuity Payment Option or may request payment of the Cash Surrender Value for the Policy. The request for change of the Annuity Date or Annuity Payment Option must be received by the Service Center at least 30 days prior to the Annuity Date.
         In the event that an Annuity Form and Payment Option are not selected at least 30 days before the Annuity
Date, Transamerica will make Variable Annuity Payments in accordance with the 120 month period certain and life Annuity Form and the applicable provisions of the Policy.
Annuity Payment Options
           The Annuity Forms may be paid under Fixed or Variable Annuity Payment Options. Under the Fixed Annuity Payment Option, the amount of each payment will be determined on the Annuity Date and will not subsequently be affected by the investment performance of the Sub-Accounts. Under the Variable Annuity Payment Option, the Annuity Payments, after the first Annuity Payment, will reflect the investment experience of the Sub-Account or Sub- Accounts chosen by the Owner.
         Owners may elect a Fixed Annuity, a Variable Annuity, or a combination of both (in 25% increments of the Annuity Purchase Amount). If the Owner elects a combination, he or she must specify what part of the Annuity Purchase Amount is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the applied Annuity Purchase Amount will be used to provide a Variable Annuity. In this event, the initial allocation of Variable Annuity Units for the Variable Sub-Accounts will be in proportion to the Policy's value in the Sub-Accounts on the Annuity Date. Fixed Annuity Payment Option
           A Fixed Annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Form elected. If a Fixed Annuity is selected, the portion of the Annuity Purchase Amount used to provide the Fixed Annuity will be transferred to the general account assets of Transamerica, and the amount of Annuity Payments will be established by the fixed annuity provisions selected and the age and sex (if sex-distinct rates are allowed by law) of the Annuitant and will not reflect investment experience after the Annuity Date. The Fixed Annuity Payment amounts are determined by applying the Annuity Purchase Rate specified in the Policy to the portion of the Annuity Purchase Amount applied to the Fixed Annuity Option by the Owner. Payments may vary after the death of the Annuitant under some Annuity Options; the amounts of these variances are fixed on the Annuity Date. Variable Annuity Payment Option
           A Variable Annuity provides for payments that vary in dollar amount, based on the investment performance of the selected Sub-Account(s) of the Variable Account. The Variable Annuity Purchase Rate Tables in the Policy reflect an assumed annual interest rate of 4%, so if the actual net investment performance of the Sub-Account(s) is less than this rate, then the dollar amount of the actual Annuity Payments will decrease. If the actual net investment performance of the Sub-Account(s) is higher than this rate, then the dollar amount of the actual Annuity Payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual Annuity Payments will remain constant.
         Variable Annuity Payments will be based on the Sub-Accounts selected by the Owner, and on the allocations among the Sub-Accounts.
         For further details as to the determination of Variable Annuity Payments, see the Statement of Additional
Information.
Annuity Forms
           The Owner may choose any of the Annuity Forms described below. Subject to approval by Transamerica, the Owner may select any other Annuity Forms then being offered by Transamerica.
         (1) Life Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.
         (2) Life and Contingent Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the Contingent Annuitant, if living, for as long as the Contingent Annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the Contingent Annuitant. There is no death benefit after both die. If the Contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and Contingent Annuitant die shortly after payments begin.
         The  Written  Request  for this  form  must:  (a)  name the  Contingent
Annuitant; and (b) state the percentage of payments for the Contingent Annuitant. Once Annuity Payments start under this Annuity Form, the person named as Contingent Annuitant for purposes of being the measuring life, may not be changed. Transamerica will require proof of age for the Annuitant and for the Contingent Annuitant before payments start.
         (3) Life Annuity With Period Certain. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life: or
(b) the period certain. The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the Annuitant.
         If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will then be payable to the Annuitant's Beneficiary.
         If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Annuitant's Beneficiary. The Owner may elect to have the commuted value of these payments paid in a single sum. Transamerica will determine the commuted value by discounting the rest of the payments at the then current rate of interest used for commuted values.

         If the Owner does not elect to have the commuted value paid in a single sum after the Annuitant's death, the Owner may designate a Payee to receive any remaining payments payable if the Annuitant's Beneficiary dies before all of the payments under the period certain have been made. If the Annuitant's Beneficiary dies before receiving all of the remaining period certain payments and a designated Payee does not survive the Annuitant's Beneficiary for at least 30 days, then the remaining payments will be paid to the Owner, if living, otherwise in a single sum to the Owner's estate.
         The Written Request for this form must: (a) state the length of the period certain; and (b) name the
Annuitant's Beneficiary.
         (4) Joint and Survivor Annuity. Payments will be made to the Annuitant, starting on the first day of the month immediately following the Annuity Date, if and for as long as the Annuitant and Joint Annuitant are living. After the Annuitant or Joint Annuitant dies, payments will continue for so long as the survivor lives. Payments will be made to the survivor for his or her life. Payments end with the payment due just before the death of the survivor. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and Joint Annuitant both die shortly after payments begin.
         The Written Request for this form must: (a) name the Joint Annuitant; and (b) state the percentage of continued payments for the survivor. Once payments start under this Annuity Form, the person named as Joint Annuitant, for the purpose of being the measuring life, may not be changed. Transamerica will need proof of age for the Joint Annuitant before payments start.
         (5) Other Forms of Payment. Benefits can be provided under any other Annuity Form not described in this section subject to Transamerica's agreement and any applicable state or federal law or regulation. Requests for any other Annuity Form must be made in writing to the Service Center at least 30 days before the Annuity Date.
         Once payments start under the Annuity Form and Payment Option selected by the Owner: (a) no changes can be made in the Annuity Form and Payment Option;
(b) no additional Premium will be accepted under the Policy; and (c) no further withdrawals will be allowed.
         The Owner may, at any time after the Annuity Date by Written Notice to us at our Service Center, change the Payee of annuity benefits being provided under the Policy. The effective date of change in Payee will be the later of: (a) the date we receive the Written Request for such change; or (b) the date specified by the Owner. If the Policy is issued as an IRA, the Owner may not change the Payee on or after the Annuity Date.
Alternate Fixed Annuity Rates
           The amount of any Fixed Annuity Payments will be determined on the Annuity Date by using either the guaranteed fixed annuity rates or Transamerica's current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly Fixed Annuity Payments.

FEDERAL TAX MATTERS

Introduction
           The following discussion is a general description of federal tax considerations relating to the Policy and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
         The   Policy   may  be   purchased   on  a  non-tax   qualified   basis
("Non-Qualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals solely as plans entitled to special income tax treatment under section 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified
Policy  with  proceeds  from  a tax  qualified  retirement  plan  and  receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
         The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.
Taxation of Annuities
         In General
         Section 72 of the Code governs taxation of annuities in general. Transamerica believes that the Owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs by withdrawing all or part of the Policy Value (e.g., withdrawals or Annuity Payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value (and in the case of a Qualified Policy, any portion of an interest in the plan)
generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
         The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.
         The following discussion generally applies to a Policy owned by a natural person. Withdrawals In the case of a withdrawal under a Qualified Policy, including withdrawals under the Systematic
Withdrawal Option or the Automatic Payout Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Premiums paid by or on behalf of any individual. For a Qualified Policy , the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy.
         With respect to Non-Qualified Policies, partial withdrawals, including withdrawals under the Systematic Withdrawal Option, are generally treated as taxable income to the extent that the Policy Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
         Annuity Payments
         Although the tax consequences may vary depending on the Annuity Payment elected under the Policy, in general, only the portion of the Annuity Payment that represents the amount by which the Policy Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.
         Penalty Tax
         In the case of a distribution pursuant to a Non-Qualified Policy, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 591/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a "designated beneficiary." Other tax penalties may apply to certain distributions under a Qualified Policy.
         Taxation of Death Benefit Proceeds
         Amounts may be distributed from the Policy because of the death of an Owner or the Annuitant. Generally such amounts are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Policy is not affected by the Owner's or Annuitant's death. That is, the investment in the Policy remains the amount of any Premiums paid which were not excluded from gross income.
         Transfers, Assignments, or Exchanges of the Policy
         A transfer of ownership of a Policy, the designation of an Annuitant, Payee, or Beneficiary who is not also the Owner, or the exchange of a Policy may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.
         Multiple Policies
         All deferred non-qualified annuity contracts that are issued by Transamerica (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.
         Withholding
         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. (See discussion of this election under "Withdrawals" on page 26.) Possible Changes in Taxation
         In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although, as of the date of this prospectus, Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). Other Tax Consequences
           As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal gift and estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Individual Retirement Annuities
           The Qualified Policy is designed for use with IRA rollovers. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as an "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Policy for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $150,000 annually, distributions that do not satisfy specified requirements, and other transactions. A Qualified Policy will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Policy for use with IRAs. Restrictions under Qualified Policies
         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under
Qualified Policies.
In General
           At the time the Initial Premium is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Policy or a Qualified Policy. If the Initial Premium is derived from an exchange or surrender of another annuity contract, Transamerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Transamerica will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum Initial Premium stated above. Additional Premiums under a Policy must qualify for the same federal income tax treatment as the Initial Premium under the Policy; Transamerica will not accept an additional Premium under a Policy if the federal income tax treatment of such Premium would be different from that of the Initial Premium.

DISTRIBUTION OF THE POLICY

         Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter of the Policies. TSSC may also serve as an underwriter and distributor of other policies issued through the Variable Account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 1150 South Olive, Los Angeles, California 90015. Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Policies through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Policies may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Under the agreements, applications for Policies will be sold by broker/dealers which may receive compensation of up to 6.25% of any Initial and additional Premiums paid. Additional amounts, including asset based trail commissions, may be paid in certain circumstances.
         Transamerica Financial Resources, Inc. ("TFR") also is an underwriter and distributor of the Policies. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California
 and is registered with the
Commission and the NASD as a broker/dealer.

LEGAL PROCEEDINGS
           There is no pending material legal proceeding affecting the Variable Account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to
Transamerica's assets or to the Variable Account.
LEGAL MATTERS
           Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Policies has been provided by Sutherland, Asbill & Brennan. The organization of Transamerica, its authority to issue the Policies and the validity of the form of the Policies have been passed upon by James W.
Dederer General Counsel of Transamerica.
ACCOUNTANTS
           The financial statements of Transamerica at December 31, 1995 and December 31, 1994, and for each of the three years in the period ended December 31, 1995, and the financial statements of the Variable Account at December 31, 1995, have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports appearing in the Statement of Additional Information, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
VOTING RIGHTS
           To the extent required by applicable law, all Portfolio shares held in the Variable Account will be voted by Transamerica at regular and special shareholder meetings of the respective Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all Portfolio shares in its own right, Transamerica may elect to do so.
         The person with the voting interest is the Owner. The number of votes which are available to an Owner will be calculated separately for each Sub-Account of the Variable Account. Before the Annuity Date, that number will be determined by applying his or her percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. The Owner holds a voting interest in each Sub-Account to which the Policy Value is allocated. After the Annuity Date, the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease.
         The number of votes of a Portfolio will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Funds.
         Shares as to which no timely instructions are received and shares held by Transamerica as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
         Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.
         It should be noted that the Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
AVAILABLE INFORMATION
           Transamerica has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Policy offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the Policy. Statements contained in this Prospectus, as to the content of the Policy and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
           A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                                                        Page
THE POLICY.................................................................3
DOLLAR COST AVERAGING......................................................3
NET INVESTMENT FACTOR......................................................3
ANNUITY PERIOD.............................................................4
         Variable Annuity Units and Payments...............................4
         Variable Annuity Unit Value.......................................4
         Transfers After the Annuity Date..................................4
GENERAL PROVISIONS.........................................................4
         IRS Required Distributions........................................4
         Non-Participating.................................................4
         Misstatement of Age or Sex........................................4
         Proof of Existence and Age........................................5
         Assignment........................................................5
         Annuity Data......................................................5
         Annual Report.....................................................5
         Incontestability..................................................5
         Ownership.........................................................5
         Entire Contract...................................................5
         Changes in the Policy.............................................5
         Protection of Benefits............................................5
         Delay of Payments.................................................6
         Notices and Directions............................................6
CALCULATION OF YIELDS AND TOTAL RETURNS....................................6
         Money Market Sub-Account Yield Calculation........................6
         Other Sub-Account Yield Calculations..............................7
         Standard Total Return Calculations................................7
         Hypothetical Performance Data.....................................8
         Other Performance Data............................................8
HISTORIC PERFORMANCE DATA..................................................8
         General Limitations...............................................8
         Sub-Account Performance Figures...................................9
         Hypothetical Sub-Account Performance Figures.....................11
FEDERAL TAX MATTERS.......................................................13
         Taxation of Transamerica.........................................13
         Tax Status of the Policies.......................................13
DISTRIBUTION OF THE POLICY................................................14
SAFEKEEPING OF ACCOUNT ASSETS.............................................15
TRANSAMERICA..............................................................15
         General Information and History..................................15
STATE REGULATION .........................................................15
RECORDS AND REPORTS.......................................................15
FINANCIAL STATEMENTS......................................................15
APPENDIX.................................................................A-1
         Annuity Transfer Formula........................................A-1

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Appendix A



Example of Variable Accumulation Unit Value Calculations
         Suppose the net asset value per share of a Portfolio at the end of the current Valuation Period is $20.15; at the end of the immediately preceding Valuation Period it was $20.10; the Valuation Period is one day; and no dividends or distributions caused the Portfolio to go "ex-dividend" during the current Valuation Period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for Mortality and Expense Risk Charge and the Administrative Expense Charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a Net Investment Factor of 1.002449. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had  been  15.500000,  the  value  for the  current  Valuation  Period  would be
15.537966 (15.5 x 1.002449). Example of Variable Annuity Unit Value Calculations Suppose the circumstances of the first example exist, and the value of a Variable Annuity Unit for the immediately  preceding Valuation Period had been
13.500000. If the first Variable Annuity Payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Variable Annuity Unit for the current Valuation Period would be 13.531613 (13.5 x 1.002449 (the Net Investment Factor) x 0.999893). 0.999893 is the
factor, for a one day Valuation Period, that neutralizes the assumed rate of four percent (4%) per year used to establish the Variable Annuity Rates found in the Contract. Example of Variable Annuity Payment Calculations
         Suppose that the Account is currently credited with 3,200.000000 Variable Accumulation Units of a particular Sub-Account.
         Also suppose that the Variable Accumulation Unit Value and the Variable Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the Variable Annuity Rate for the age and option elected is $5.73 per $1,000. Then the first Variable Annuity Payment would be:

         3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,
         and the number of Variable Annuity Units credited for future payments would be:
         284.21 divided by 13.5 = 21.052444.

         For the second monthly payment, suppose that the Variable Annuity Unit Value on the 10th day of the second month is 13.565712. Then the second Variable Annuity Payment would be $285.59 (21.052444 x 13.565712).



                                                            A-1

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